UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 4, 2008

VeraSun Energy Corporation

(Exact name of registrant as specified in its charter)

South Dakota	000-32913	20-3430241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 22nd Avenue

Brookings, SD 57006

(Address of principal executive offices)

(605) 696-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed April 1, 2008 by VeraSun Energy Corporation (the “Company”) to include the financial statements and pro form financial information required by Item 9.01. As previously reported, the Company completed the closing of the merger (the “Merger”) with US BioEnergy Corporation (“US BioEnergy”), pursuant to the Agreement and Plan of Merger, dated as of November 29, 2007, by and among the Company, Host Acquisition Corporation (a direct, wholly-owned subsidiary of the Company) and US BioEnergy (the “Merger Agreement”), with the Merger becoming effective on April 1, 2008.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The historical audited consolidated financial statements of US BioEnergy and its subsidiaries as of December 31, 2007 and 2006 and for the three-year period ended December 31, 2007 are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited condensed combined pro forma statement of operations for the year ended December 31, 2007 and the unaudited condensed combined pro forma balance sheet as of December 31, 2007 with respect to the transaction referred to above are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

The following exhibits are included herein:

Exhibit No.	Description

23.1	Consent of McGladrey & Pullen, LLP.

99.1	The historical audited consolidated financial statements of US BioEnergy and its subsidiaries as of December 31, 2007 and 2006 and for the three-year period ended December 31, 2007.

99.2	Unaudited condensed combined pro forma statement of operations for the year ended December 31, 2007, unaudited condensed consolidated pro forma statement of operations for the year ended December 31, 2007, unaudited condensed combined pro forma balance sheet as of December 31, 2007 and notes to unaudited condensed consolidated and combined pro forma financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION

Date: April 11, 2008	By:	/s/ Bryan Meier
Bryan Meier
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of McGladrey & Pullen, LLP.

99.1	The historical audited consolidated financial statements of US BioEnergy and its subsidiaries as of December 31, 2007 and 2006 and for the three-year period ended December 31, 2007.

99.2

Unaudited condensed combined pro forma statement of operations for the year ended December 31, 2007, unaudited condensed consolidated pro forma statement of operations for the year ended December 31, 2007, unaudited condensed combined pro forma balance sheet as of December 31, 2007 and notes to unaudited condensed consolidated and combined pro forma financial statements.

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